Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 16, 2026, by and between FingerMotion, Inc., a Delaware corporation, having an address at c/o FingerMotion, Inc., 111 Somerset Road, Level 3, Singapore (the “Company”), and each buyer identified on the signature pages hereto (each, including its successors and assigns, a “Buyer” and collectively, the “Buyers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder, the Company desires to issue and sell to each Buyer, and each Buyer, severally and not jointly, desires to purchase from the Company securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Buyer, severally and not jointly, hereby agree as follows:

Article I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning assigned to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“ATM Program” means a customary “at-the-market” offering program.

“Board of Directors” means the board of directors of the Company or any duly authorized committee thereof.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter in place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Buyer” or “Buyers” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Buyer Party” shall have the meaning assigned to such term in Section 4.8.

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“Closing” means the closing of the purchase and sale of the Notes pursuant to Section 2.1(a).

“Closing Date” means the Business Day mutually selected by the Buyers and the Company and on which all of the Transaction Documents referred to in Section 2.2(a) have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Buyers’ obligations to pay the Subscription Amount for the Notes, and (ii) the Company’s obligations to deliver the Notes have been satisfied or waived, but in any case no later than second (2nd) Business Day after the execution of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Agent” shall have the meaning assigned to such term in Section 4.11.

“Collateral Agent Indemnitees” shall have the meaning assigned to such term in Section 4.11.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the shares of Common Stock of the Company with par value $0.0001 per share, and any other class of shares into which such shares may hereafter be reclassified or changed.

“Company” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Conversion Notice” shall have the meaning assigned to such term in the Notes.

“Conversion Price” shall have the meaning assigned to such term in the Notes.

“Conversion Shares” shall have the meaning assigned to such term in the Notes.

“Convertible Securities” means any share or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“DACA” means a deposit account control agreement, in form and substance satisfactory to the Buyers, by and among the Company, the depository bank and the Collateral Agent, governing the Deposit Account.

“Deposit Account” means a deposit account maintained by the Company at Bank of America, N.A. or another banking institution acceptable to the Buyers, subject to the DACA, which DACA shall provide that the Company shall have no access to funds in such Deposit Account except pursuant to the release mechanics set forth in Section 2.4.

“Disqualification Event” shall have the meaning assigned to such term in Section 3.1(dd).

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“Equity Conditions” means, with respect to any Release, that for each Trading Day during the Measurement Period applicable to such Release and on the applicable Release Eligibility Date: (a) the Company shall have duly and timely issued all shares of Common Stock required to be issued to any Buyer pursuant to the terms of any Transaction Document, if any; (b) the Company shall have paid all principal, interest, liquidated damages and other amounts owing to any Buyer in respect of any Note; (c) the Underlying Shares shall be Freely Tradable (as defined in the Notes) by the applicable Buyer upon issuance; (d) the Common Stock is trading on a Trading Market (as defined in the Notes) and all Underlying Shares are listed or quoted for trading on such Trading Market, and the Company believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future; (e) the number of authorized but unissued and otherwise unreserved shares of Common Stock equals at least the Required Minimum; (f) there is no existing Event of Default and no existing event which, with the passage of time or the giving of notice, would constitute an Event of Default; (g) the Company shall not have failed to satisfy the current public information requirement under Rule 144(c) under the Securities Act and shall not have any pending extension of the deadline for filing a periodic report with the Commission under Rule 12b-25 under the Exchange Act; (h) the Common Stock is DWAC Eligible (as defined in the Notes); (i) the issuance of the Underlying Shares in question to the applicable Buyer would not violate the limitations set forth in the Notes or the Warrants, as applicable; (j) there has been no public announcement of a pending or proposed Fundamental Transaction (as defined in the Notes) or Change of Control Transaction (as defined in the Notes) that has not been consummated; (k) no Buyer is in possession of any information provided by the Company, any of its Subsidiaries, or any of their officers, directors, employees, agents or Affiliates, that constitutes, or may constitute, material non-public information; (l) no bona fide material dispute shall exist by and between any holder of the Notes and the Company, any Trading Market and/or the Financial Industry Regulatory Authority with respect to any term or provision of any Note or any other Transaction Document; (m) the Company and its Subsidiaries have complied with their respective obligations under the Transaction Documents in all material respects; (n) the Company shall not be suspended from trading in or delisted from the Principal Market; (o) the daily dollar trading volume for the Common Stock during market hours on the principal Trading Market equals or exceeds $500,000 for at least twenty-five (25) out of thirty (30) Trading Days during the Measurement Period; (p) the daily VWAP for the Common Stock is at least $0.30 (subject to adjustment for share splits, Stock Dividends (as defined in the Notes) or share combinations) for at least twenty-five (25) out of thirty (30) Trading Days during the Measurement Period; (q) the Market Value of Listed Securities (as defined under Nasdaq Rules) is at least $25,000,000, calculated for this purpose assuming the same number of shares of Common Stock outstanding as of the date of this Agreement; (r) the Company has received the Exchange Cap Stockholder Approval (or such approval is not required under the applicable rules of the Principal Market); (s) there is no breach of any covenant in any Transaction Document regardless of any applicable cure periods; (t) the Common Stock is not subject to any DTC “chill” or similar event; and (u) no event or circumstance has had or would reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

“Evaluation Date” shall have the meaning assigned to such term in Section 3.1(y).

“Event of Default” shall have the meaning assigned to such term in the Notes.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Cap Stockholder Approval” shall have the meaning assigned to such term in Section 4.13.

“Exchange Cap Stockholder Approval Date” shall have the meaning assigned to such term in Section 4.13.

“Exchange Cap Stockholder Meeting” shall have the meaning assigned to such term in Section 4.13.

“Exchange Cap Stockholder Meeting Deadline” shall have the meaning assigned to such term in Section 4.13.

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“Exchange Cap Stockholder Resolutions” shall have the meaning assigned to such term in Section 4.13.

“Exchange Share Cap” shall have the meaning assigned to such term in Section 4.13.

“Exchange Rate” shall have the meaning assigned to such term in Section 5.14.

“Excluded Securities” means the issuance of (a) shares of Common Stock, share options, restricted share units and performance share units to employees, officers or directors of, or consultants to the Company pursuant to any equity incentive plan or employee share purchase plan duly adopted for such purpose, (b) shares of Common Stock upon the exercise or exchange of or conversion of any of the Securities and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions, mergers, consolidations, purchases of the assets of a corporation or other entity, or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and provided further that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, which are issued as restricted securities (within the meaning of Rule 144) and are not afforded registration rights.

“Financial Statements” has the meaning given such term in Section 3.1(h).

“Governmental Authority” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Haynes and Boone” means Haynes and Boone, LLP, with offices located at 30 Rockefeller Plaza, 22nd Floor, New York, NY 10112.

“Holder” shall have the meaning assigned to such term in the Notes.

“Indebtedness” shall have the meaning assigned to such term in the Notes.

“Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.1(n).

“Issuer Covered Person” shall have the meaning assigned to such term in Section 3.1(dd).

“IT Systems and Data” shall have the meaning assigned to such term in Section 3.1(aa).

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“Judgment Currency” shall have the meaning assigned to such term in Section 5.22(a).

“Judgment Conversion Date” shall have the meaning assigned to such term in Section 5.22(a).

“Lead Investor” means Alto Opportunity Master Fund, SPC –Segregated Master Portfolio B and its Affiliates, successors and assigns regardless of whether the Lead Investor or its Affiliates, successors and assigns holds any Securities at any time of determination.

“Liens” shall have the meaning assigned to such term in the Notes.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permit” shall have the meaning assigned to such term in Section 3.1(l).

“Maturity Date” shall have the meaning assigned to such term in the Notes.

“May Securities” means the Senior Secured Convertible Notes due May 13, 2027, in the original principal amount of $5,000,000, issued by the Company to the Buyers pursuant to that certain Securities Purchase Agreement, dated as of May 13, 2026, by and between the Company and the Buyers (the “May SPA”).

“Measurement Period” means, with respect to Release B or Release C, the thirty (30) consecutive Trading Day period immediately preceding the applicable Release Eligibility Date or, if requested by the Company and agreed in writing by the Buyers, such shorter period as so requested by the Company (and agreed to in writing by the Buyers).

“Maximum Rate” shall have the meaning assigned to such term in Section 5.15.

“Money Laundering Laws” shall have the meaning assigned to such term in Section 3.1(x).

“Notes” means the Senior Secured Convertible Notes due August 16, 2027, issued and sold by the Company to the Buyers pursuant to this Agreement at the Closing, in the form of Exhibit A attached hereto.

“Notice Deadline” shall have the meaning assigned to such term in Section 4.9(b)(ii).

“OFAC” shall have the meaning assigned to such term in Section 3.1(x).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Participation Maximum” shall have the meaning assigned to such term in Section 4.9(a).

“Permits” means all permits, licenses, registrations, certificates, orders, approvals, authorizations, consents, waivers, franchises, variances and similar rights issued by or obtained from any Governmental Authority.

“Permitted Liens” shall have the meaning assigned to such term in the Notes.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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“Placement” shall have the meaning assigned to such term in Section 4.9(a).

“Placement Notice” shall have the meaning assigned to such term in Section 4.9(b)(i).

“Principal Amount” means, as to each Buyer, the amounts set forth below such Buyer’s signature block on the signature pages hereto next to the heading “Principal Amount of Notes,” which shall equal $5,000,000.

“Principal Market” shall have the meaning assigned to such term in the Notes.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Buyers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Buyers of the Underlying Shares.

“Release Conditions” means, with respect to Release B and Release C, that each of the following conditions shall have been satisfied during the applicable Measurement Period and on the applicable Release Eligibility Date: (i) the Equity Conditions are satisfied; (ii) the Registration Statement remains effective and Notes may be converted pursuant to such Registration Statement; (iii) the Company is in compliance with all exchange listing and maintenance requirements and expects to be in compliance for the foreseeable future; (iv) the Buyers shall be reasonably satisfied, based on publicly available information regarding the Company’s operating and financial condition (and taking into the funds to be so released from the Deposit Account and its anticipated operating expenses), that the Company has sufficient cash runway for the immediately succeeding three (3) month period; (v) no Event of Default and no event or circumstance that, with the passage of time or the giving of notice, would constitute an Event of Default shall have occurred and be continuing. The Buyers may waive the Release Conditions at their sole discretion; and (vi) with respect to Release Condition B, the execution and delivery of the Voting Agreements.

“Release” means each of Release A, Release B and Release C.

“Release A” shall have the meaning assigned to such term in Section 2.4.

“Release B” shall have the meaning assigned to such term in Section 2.4.

“Release C” shall have the meaning assigned to such term in Section 2.4.

“Release Eligibility Date” means, as applicable, the Release B Eligibility Date or the Release C Eligibility Date.

“Required Approvals” shall have the meaning assigned to such term in Section 3.1(e).

“Required Minimum” has the meaning assigned to such term in Section 4.12.

“Required Holders” means (i) prior to the Closing Date, each Buyer entitled or required to purchase Notes at the Closing and (ii) after the Closing Date, Lead Investor.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“SEC Reports” as defined in Section 3.1(h).

“Securities” means the Notes, the Warrants, the Conversion Shares and the Warrant Shares.

“Securities Act” shall have the meaning assigned to such term in the recital paragraph to this Agreement.

“Security Documents” means the security agreement, substantially in the form attached hereto as Exhibit C, and any other documents and filings required thereunder in order to grant the Buyers a first priority security interest in substantially all of the assets and property of the Company.

“Selling Stockholders” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Standstill Period” shall have the meaning set forth in Section 4.15.

“Underlying Shares” means, collectively, the Conversion Shares and the Warrant Shares.

“Subscription Amount” means, as to each Buyer, the aggregate amount to be paid for the Notes purchased hereunder as specified below such Buyer’s name on the signature page of this Agreement and next to the heading “Subscription Amount for the Notes,” in U.S. Dollars and in immediately available funds. The aggregate “Subscription Amount” for the Notes shall be $4,300,000.

“Subsidiary” or “Subsidiaries” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in the Transaction Documents shall refer to a direct or indirect Subsidiary or Subsidiaries of the Company.

“Trading Day” shall have the meaning assigned to such term in the Notes.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Security Documents, the DACA, the Voting Agreements and all exhibits and schedules thereto and hereto and any other documents or agreements executed by the Company or any Subsidiary in connection with the transactions contemplated hereunder.

“U.S. Dollars” shall have the meaning assigned to such term in Section 5.14.

“U.S. GAAP” shall have the meaning assigned to such term in Section 3.1(h).

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“Voting Agreements” means those certain voting agreements, to be executed and delivered by management, affiliates and insiders of the Company prior to the date of Release B, pursuant to which such persons agree to vote their shares of Common Stock in favor of the Exchange Cap Stockholder Approval.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the Common Stock purchase warrants issued to the Buyers at the Closing, in the form of Exhibit D attached hereto.

“Variable Rate Transaction” shall have the meaning assigned to such term in Section 4.10.

Article II.

PURCHASE AND SALE

2.1  Closings.

(a) Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and each Buyer, severally and not jointly, agrees to purchase from the Company the Notes and the Warrants as set forth on such Buyer’s signature page hereto. Each Buyer shall deliver to the Company, via wire transfer, immediately available funds equal to such Buyer’s Subscription Amount for the Closing as set forth on the signature page hereto executed by such Buyer, which Subscription Amount shall be deposited into the Deposit Account (or, if applicable, an account of the Collateral Agent), and the Company shall deliver to each Buyer its respective Note and Warrant, and the Company and each Buyer shall deliver the other items set forth in Section 2.2(a) deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2(a) and 2.3, the Closing shall take place remotely by electronic transfer of the Closing documentation.

2.2  Deliveries.

(a) Closing. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Buyer the following:

1. this Agreement duly executed by the Company;

2. a copy of a resolution of the Board of Directors of the Company: (x) approving the terms of, and the transactions contemplated by, the Transaction Documents to which it is a party and authorizing a specified person or persons to execute those Transaction Documents on its behalf; and (y) authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with those Transaction Documents;

3. an ink-original Note registered in the name of such Buyer in accordance with its Principal Amount for the Closing;

4. the Registration Rights Agreement duly executed by the Company;

5. the Security Document duly executed by the Company;

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6. the Warrants duly executed by the Company;

7. the DACA duly executed by the Company and the depository bank or, if the DACA is not available on the Closing Date, the Subscription Amount will be held in an account of the Collateral Agent as cash collateral; and

8. the Company’s wire instructions.

(b) On or prior to the Closing Date, each Buyer shall deliver or cause to be delivered to the Company the following:

1. this Agreement duly executed by such Buyer;

2. the Security Documents duly executed by such Buyer and the Collateral Agent;

3. the Registration Rights Agreement duly executed by such Buyer; and

4. such Buyer’s Subscription Amount for the Closing by wire transfer to the Deposit Account (or, if applicable, an account of the Collateral Agent).

2.3  Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the representations and warranties made by the Company in this Agreement (i) that are qualified by materiality or Material Adverse Effect shall be true and correct, and (ii) that are not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date;

(ii) all obligations, covenants and agreements of each Buyer required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by each Buyer of the items set forth in Section 2.2(b).

(b) The respective obligations of the Buyers hereunder in connection with the Closing are subject to the following conditions being met or waived, provided, however that such conditions may be waived, modified or amended by the Buyers who have purchased at least a majority-in-interest of the Notes based on the Subscription Amounts hereunder:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein, except to the extent expressly made as of a specific date, in which case they shall be accurate in all material respects, as of such date;

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(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) or Section 2.2(b), as applicable;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date of this Agreement;

(v) there shall be no Event of Default or any event or circumstance that would with the passage of time or giving of notice become an Event of Default that shall have occurred and be continuing; and

(vi) from the date of this Agreement to the Closing Date, trading in the Common Stock shall not have been suspended or halted by the Principal Market or the Commission (nor shall suspension or halt be threatened by the Principal Market or the Commission, including but not limited to, receipt by the Company of any notice of non-compliance with maintenance requirements by the Principal Market) and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service nor shall a banking moratorium have been declared either by United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Buyer, makes it impracticable or inadvisable to purchase the Notes at the Closing.

(vii) all remaining cash deposits of the Company shall have been repatriated to the United States and held in the Company’s accounts at Bank of America, N.A.;

(viii) the DACA shall have been duly executed and delivered by all parties thereto; and

2.4 DACA Release of Subscription Proceeds. Notwithstanding anything contained herein to the contrary, the Subscription Amount shall be deposited into the Deposit Account (or, if applicable, the account of the Collateral Agent) on the Closing Date and disbursed to the Company pursuant to the following release schedule:

(a) $1,300,000 (“Release A”) shall be released to the Company upon the Closing Date, with the remaining $3,000,000 to be held in the Deposit Account subject to the DACA (or, if applicable, the account of the Collateral Agent);

(b) $2,000,000 (“Release B”) shall be released from the Deposit Account (or, if applicable, the account of the Collateral Agent) following the date on which the sum of the Outstanding Value of all Notes, inclusive of the May Securities, falls below $6,500,000 (the “Release B Eligibility Date”), subject to satisfaction of the Release Conditions;

(c) $1,000,000 (“Release C”) shall be released from the Deposit Account (or, if applicable, the account of the Collateral Agent) following the date on which the sum of the Outstanding Value of all Notes, inclusive of the May Securities, falls below $5,000,000 (the “Release C Eligibility Date”), subject to satisfaction of the Release Conditions.

2.5 The Buyers shall have the right to purchase up to an additional $5,000,000 in Notes in one or more subsequent closings on the terms set forth herein.

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Article III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date:

(a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company as of the date hereof are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the share capital or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding share capital of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective constitution, memorandum and articles of association, certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform or pay in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company and any of its Subsidiaries (x) have not used any names (including fictitious names, d/b/as, trade names or similar names) within the past five years and (y) have not undergone any mergers or similar transactions, in each case other than those listed in Schedule 3.1(b). Schedule 3.1(b) lists the legal name, jurisdiction of formation and chief executive office (and any other office where books and records are maintained) of the Company and each direct and indirect subsidiary of the Company.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further authorization, approval or action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Notes and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Conversion Shares, do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the receipt of the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of the Principal Market, or any court or Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other foreign, federal, state, local or other Governmental Authority in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing, recordation or registration of the Security Documents with respect to the Company and its Subsidiaries with the appropriate recording, filing or registration office and any other filings to be made under the Security Documents, (ii) the filing with the Commission of the Registration Statement pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Principal Market for the listing of the Conversion Shares for trading thereon in the time and manner required thereby, and (iv) the filings contemplated by Section 4.5 and Section 4.17 (collectively, the “Required Approvals”).

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Notes or Warrants, as applicable, will be validly issued, fully paid and nonassessable and free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of Underlying Shares issuable pursuant to the terms of the Notes and Warrants.

(g) Capitalization. As of the date hereof, the Company is authorized to issue up to 200,000,000 shares of Common Stock and up to 1,000,000 shares of preferred stock. The capitalization of the Company as of the date of this Agreement is set forth on Schedule 3.1(g). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the share capital of any subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, Options or Convertible Securities or share capital of any Subsidiary. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any such Subsidiary. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. All of the outstanding shares of Common Stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance with all applicable foreign, federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Notes. Except as disclosed in the SEC Reports , there are no shareholders agreements, or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

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(h) Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter periods as the Company was required by law or regulation to file such material) (the foregoing materials filed prior to the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has qualified for a valid extension of such filing. Such SEC Reports compiled in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports, (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto at the time of the filing. The Financial Statements were prepared in accordance with U.S. generally accepted accounting principles (“U.S GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such Financial Statements or the notes thereto and except that unaudited financial statements do not contain all footnotes required by U.S. GAAP, and fairly present in all material respects the financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the most recent balance sheet included in the Financial Statements, except as disclosed in the SEC Reports: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any liabilities (contingent or otherwise), (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital, and (v) the Company has not issued any equity securities. No event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would reasonably be expected to have a Material Adverse Effect and that has not been disclosed to the Buyers in the Transaction Documents or the disclosure schedules delivered in connection herewith.

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, Proceeding or investigation of any nature pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority or self-regulatory organization (federal, state, county, local or foreign) (collectively, an “Action”) which, if there were an unfavorable decision, would individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the Actions adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents. Except as disclosed in the SEC Reports, none of the Company, any Subsidiary, or any current director or officer thereof in their capacity thereof, is or has been for the last three (3) years the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by a Governmental Authority involving the Company or any current director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any applicable judgment, decree or order of any court, arbitrator, Principal Market, governmental or administrative agency, regulatory authority, self-regulatory organization (federal, state, county, local or foreign) or other Governmental Authority, or (iii) is in violation of any applicable statute, rule, ordinance or regulation of any Governmental Authority, including without limitation all applicable foreign, federal, state and local laws relating to taxes, bribery and corruption, occupational health and safety, product quality and safety, employment and labor matters, employee benefits and laws related to the protection of the environment, except, in each case of clauses (i), (ii) and (iii), as would not reasonably be expected, individually or in the aggregate, to, have a Material Adverse Effect.

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(l) Regulatory Permits. The Company and the Subsidiaries possess all Permits necessary to conduct their respective businesses, except where the failure to possess such Permits would not reasonably be expected to result in a Material Adverse Effect (a “Material Permit”) and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any such Material Permit.

(m) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Permitted Liens, (ii) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and (iii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with U.S GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance, except as would not have or reasonably be expected to result in a Material Adverse Effect. The Company and/or its direct and indirect subsidiaries own, lease or occupy real property located at the addresses listed in Schedule 3.1(m) and maintain equipment, inventory or other property at such addresses.

(n) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or useful for the operation of their respective businesses and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary has received a written notice that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the most recent balance sheet included in the Financial Statements, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there is no existing infringement by another Person of any of Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage in an amount customary for a publicly-traded company of similar market float. There are no pending claims against such directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost.

(p) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Buyers shall have no obligation with respect to any claims made by or on behalf of other Persons for fees payable by the Company or any Subsidiary of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(q) No Registration. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Notes by Company to the Buyers as contemplated hereby. To the Company’s knowledge, the issuance and sale of the Notes hereunder does not contravene the rules and regulations of the Principal Market.

(r) No Directed Selling Efforts. Neither the Company nor any Person acting on its behalf has conducted any general solicitation, general advertising or directed selling efforts (within the meaning of the Securities Act) in connection with the offer or sale of any of the Securities.

(s) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2. Any press releases disseminated by the Company since January 1, 2025 that have been incorporated by reference into the SEC Reports, taken as a whole with the SEC Reports, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not materially misleading.

(t) Solvency; Seniority. Based on the consolidated financial condition of the Company and its Subsidiaries as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Notes: (i) the fair saleable value of the Company’s and its Subsidiaries’ tangible assets exceeds the amount that will be required to be paid on or in respect of the Company’s and its Subsidiaries’ existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s and its Subsidiaries’ assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company and its Subsidiaries’, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for administration, judicial management, reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(t) discloses all outstanding secured and unsecured Indebtedness of the Company and its Subsidiaries, or for which the Company or any Subsidiary has commitments. As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

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(u) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes of the Company and its Subsidiaries in any material amount claimed in writing to be due by the taxing authority of any jurisdiction. The Company is not and has never been a United States real property holding corporation within the meaning of Section 897 of the Code and the Company shall so certify upon Buyer’s reasonable request at any time.

(v) Acknowledgment Regarding Buyers’ Purchase of Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Buyers’ purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(w) Acknowledgment Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that (i) none of the Buyers have been asked by the Company or any of its Subsidiaries to agree, nor has any Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iii) each Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion, exercise or exchange, as applicable, of the Notes as and when required pursuant to the Transaction Documents for purposes of effecting trading in the shares of Common Stock of the Company.

(x) Office of Foreign Assets Control; Money Laundering. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) or the equivalent law of any foreign jurisdiction. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1977, as amended, applicable money laundering statutes and applicable rules and regulations thereunder or the equivalent law of any foreign jurisdiction (collectively, the “Money Laundering Laws”), and no action, suit or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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(y) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company is in compliance in all material respects with any applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof. Except as set forth in the SEC Reports, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, except as set forth in the SEC Reports, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company.

(z) Listing and Maintenance Requirements. The shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the shares of Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is, and, to the Company’s knowledge, has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The shares of Common Stock are currently eligible for electronic transfer through the Depository Trust Company and the Company is current in payment of the fees to the Depository Trust Company in connection with such electronic transfer.

(aa) Cybersecurity. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”); (ii) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; or (iii) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification. The Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data and the Company and the Subsidiaries have implemented commercially reasonable backup and disaster recovery technology consistent with industry standards and practices.

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(bb) Investment Company. The Company is not and immediately after receipt of payment for the Notes, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(cc) No-Off Balance Sheet Arrangements. There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or liabilities of the Company or any Subsidiary.

(dd) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any material fees owed to its accountants and lawyers which could adversely affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(ee) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(ff) Notice of Disqualification Events. The Company will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Issuer Covered Person, in each case of which it is aware;

(gg) No Manipulation of Price. Neither the Company, its Subsidiaries, nor to the Company’s knowledge, any of its or its Subsidiaries’ employees or directors has taken or will take directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any security of the Company.

(hh) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of the State of Delaware that is or would become applicable to the Buyers as a result of the Buyers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including as a result of the Company’s issuance of the Securities and the Buyers’ ownership of the Securities.

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3.2 Representations and Warranties of the Buyers. Each Buyer, for itself and for no other Buyer, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (except to the extent expressly made as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Buyer is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Buyer of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Buyer. Each Transaction Document to which it is a party has been duly executed by such Buyer, and when delivered by such Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, administration, judicial management and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Buyer Status. At the time such Buyer was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts any Notes, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Buyer is acquiring the Securities, for its own account for investment purposes only and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the same; provided, this representation and warranty shall not be deemed to limit such Buyer’s right to sell the Securities in compliance with applicable federal and state securities laws.

(c) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Buyer has not, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as the time of the execution of the written term sheet on August 4, 2026, between such Buyer and the Company and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Buyer’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Buyer has maintained confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby. The Buyers acknowledge and agree that neither the Company nor any Subsidiary makes or has made any representations or warranties with respect to the transactions contemplated hereby other than such representations and warranties.

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Article IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, the Notes, the Warrants and the Registration Rights Agreement, as applicable, and shall have the rights and obligations of a Buyer under this Agreement, the Notes, the Warrants and the Registration Rights Agreement, as applicable.

(b) The Buyers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Buyer may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Buyer may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company. At the appropriate Buyer’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including, if the Underlying Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders under the Registration Rights Agreement.

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(c) Delivery of the Conversion Shares and the Warrant Shares shall be as set forth in the Notes and the Warrants, respectively. If all or any portion of a Note is converted, or all or any portion of a Warrant is exercised, when there is an effective registration statement (including a Registration Statement) to cover the resale of the applicable Conversion Shares or Warrant Shares, or if such Conversion Shares or Warrant Shares may be sold under Rule 144 without volume or manner-of-sale restrictions, or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Conversion Shares or Warrant Shares shall be issued free of all legends. The Company shall cause counsel to the Company to deliver any standing legal opinion required by the transfer agent for the issuance of the Conversion Shares and Warrant Shares free of all legends in accordance with this Section 4.1(c).

(d) Each Buyer, severally and not jointly with the other Buyers, agrees with the Company that the Buyer will transfer the Securities only in compliance with applicable federal and state securities laws, as the case may be, and: (1) with respect to the Underlying Shares, pursuant to an effective resale Registration Statement covering the Buyer’s resale of the Underlying Shares, which includes a prospectus that is current, and in the manner contemplated by such Registration Statement, including the “Plan of Distribution” contained therein, provided that the Buyer has not received oral or written notice from the Company that use of the prospectus is suspended or that the prospectus otherwise may not be used for transfers of the Underlying Shares; (2) after the six month anniversary of the date of acquisition of the applicable Notes or Warrants, as the case may be, in accordance with Rule 144, including the requirement of Rule 144(b)(1); or (3) pursuant to another exemption from the registration requirements of the Securities Act, provided, solely with respect to this clause (3), that the Buyer provides the Company with advance notice of such transfer and an opinion of counsel that the proposed transfer is exempt from the registration requirements of the Securities Act.

4.2 Furnishing of Information. Until the time that no Buyer owns Conversion Shares the Company covenants to maintain the registration of the shares of Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and otherwise cause all public information requirements of Rule 144(c) to be satisfied.

4.3 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Buyer and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

4.4 Redemption, Conversion and Exercise Procedures. The form of Conversion Notice included in the Notes and the form of Exercise Notice included in the Warrants set forth the totality of the procedures required of the Buyers in order to convert the Notes or exercise the Warrants, as applicable. No additional legal opinion, other information or instructions shall be required of the Buyers to convert their Notes or exercise the Warrants, except as expressly set forth in the Notes or Warrants, as applicable. The Company shall honor conversions of the Notes and exercises of the Warrants and shall deliver the Conversion Shares or Warrant Shares, as applicable, in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

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4.5 Disclosure. The Company shall file a Current Report on Form 8-K, including copies of the Transaction Documents (or the forms thereof) as exhibits thereto, with the Commission within the time required by the Exchange Act. Upon the filing of such Form 8-K, the Company represents to the Buyers that it shall have publicly disclosed all “material, non-public information” delivered to any of the Buyers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and the Buyers shall consult with each other in issuing any other public announcements or press releases with respect to the transactions contemplated hereby, and neither the Company nor the Buyers shall issue any such public announcement or press release nor otherwise make any such public statement or communication without the prior consent of the Company, with respect to any disclosure of the Buyers, or without the prior consent of the Required Holders, with respect to any disclosure of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, then the disclosing party shall, to the extent lawful and practicable (having regard to time and in the case of the Company, the Company’s continuous disclosure obligations), promptly provide the other party with prior notice of such public announcement, press release, public statement or communication.

4.6 Disclosure of Material Information; No Obligation of Confidentiality.

(a) From the Closing Date, the Company covenants and agrees that neither it, nor any other Person acting on its behalf including any officer, director, employee or agent of the Company or its Subsidiaries will provide any Buyer or its agents or counsel with any information that the Company believes constitutes “material non-public information” unless prior thereto such Buyer shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Buyer shall be relying on the foregoing covenant in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by the Company, or any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Company shall, unless otherwise agreed by the Required Holders, publicly disclose any “material non-public information” in a Form 8-K, as applicable, filed with the Commission within two (2) Business Day following the date that it discloses such information to any Buyer or such earlier time as may be required by applicable law. The Company shall provide any Form 8-K, as applicable, to be filed with the Commission pursuant to this Section 4.6(a) to the Buyer that received any “material non-public information” at least one (1) Business Day prior to the filing thereof. From and after the filing of any such Form 8-K, as applicable, pursuant to this Section 4.6(a), no Buyer shall be deemed to be in possession of any “material non-public information” regarding the Company existing as of the time of such filing. If the Company fails to file any Form 8-K, as applicable, within the time required in this Section 4.6(a), each affected Buyer may, in its sole discretion, make a public disclosure of such information that it believes in its discretion upon the advice of counsel constitutes “material non-public information” of the Company. Such affected Buyer shall provide a copy of such public disclosure pursuant to this Section 4.6(a) at least one (1) Business Day prior to the public disclosure thereof.

(b) Except pursuant to any confidentiality agreement entered into by a Buyer as described in Section 4.6(a), no Buyer shall be deemed to have any obligation of confidentiality with respect to (i) any non-public information of the Company disclosed to such Buyer in breach of Section 4.6(a) (whether or not the Company files a Form 8-K, as applicable, as provided above), (ii) the fact that any Buyer has exercised any of its rights and/or remedies under the Transaction Documents, or (iii) any information obtained by any Buyer as a result of exercising any of its rights and/or remedies under the Transaction Documents. In addition, no Buyer shall be deemed to be in breach of any duty to the Company and/or to have misappropriated any non-public information of the Company, if such Buyer engages in transactions of securities of the Company, including, without limitation, any hedging transactions or any “derivative” transactions while in possession of such non-public information.

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4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes hereunder for general corporate purposes, including, without limitation, the payment of the Company’s outstanding franchise tax obligations owed to the State of Delaware, and shall not use such proceeds: (a) for the repayment of any Indebtedness (other than any repayment by the Company of the Notes), or (b) in violation of the Foreign Corrupt Practices Act of 1970, as amended or the equivalent law of any foreign jurisdiction, as applicable, or OFAC regulations or the equivalent law of any foreign jurisdiction, as applicable.

4.8 Indemnification. Subject to the provisions of this Section 4.8, the Company will indemnify and hold each Buyer and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Buyer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs, awards, orders, penalties and expenses, including all judgments, amounts paid in settlements, court costs, interest and reasonable attorneys’ fees and costs of investigation that any such Buyer Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (ii) any action instituted against the Buyer Parties in any capacity, or any of them or their respective Affiliates by the Company, any Subsidiary, any shareholder or creditor of the Company or other third party who is not an Affiliate of such Buyer Party, arising out of or relating to any of the transactions contemplated by the Transaction Documents. For the avoidance of doubt, the indemnification provided herein is intended to and shall cover direct claims brought by the Company against the Buyer Parties. If any action shall be brought against any Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Buyer Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Buyer Party. Any Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Buyer Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Buyer Party, in which case the Company shall reimburse the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Buyer Party under this Agreement (y) for any settlement by a Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is finally judicially determined to be attributable to any Buyer Party’s breach of any of the representations, warranties, covenants or agreements made by such Buyer Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Buyer Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.9 Participation in Future Financing.

(a) From the date hereof through August 16, 2028, upon any issuance by the Company or any of its Subsidiaries of any shares of Common Stock, Convertible Securities, Options, preferred shares, Indebtedness or entry into any Variable Rate Transaction, in each case, for cash consideration, Indebtedness or a combination of units thereof (collectively, a “Placement”), Lead Investor shall have the right to purchase up to 30% of such Placement (the “Participation Maximum”), on the same terms, conditions and price provided for in Placement.

(b) In the case of a Placement:

(i) At least five (5) Business Days prior to the closing of a Placement, the Company shall deliver to Lead Investor a written notice asking Lead Investor if it consents to the receipt of material non-public information pursuant to this Section 4.9 (“Pre-Notice”). If Lead Investor consents to the receipt of material non-public information, it shall so notify the Company within two (2) Trading Days after receipt of the Pre-Notice. If Lead Investor so consents, the Company shall promptly, but no later than one (1) Trading Day after such consent, deliver the details of such proposed Placement (the “Placement Notice”) to Lead Investor. The Placement Notice shall describe in reasonable detail the proposed terms of such Placement, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Placement is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

(ii) If desiring to participate in such Placement, Lead Investor shall provide written notice (the “Participation Notice”) to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after delivery of the Placement Notice (the “Notice Deadline”), with such Participation Notice setting forth: (i) that Lead Investor is willing to participate in the Placement and willing to execute the relevant transaction documents for the Placement on the terms and conditions set forth in such transaction documents; (ii) the amount of Lead Investor’s participation; and (iii) Lead Investor representing and warranting that Lead Investor has such funds ready, willing, and available for investment on the terms set forth in the Placement. If Lead Investor fails to deliver the Participation Notice to the Company by the Notice Deadline, Lead Investor shall forfeit its right to participate in the Placement.

(iii) If Lead Investor’s Participation Notice is for less than the Participation Maximum, then the Company may effect the remaining portion of such Placement, including the difference between the amount to be purchased by Lead Investor and the Participation Maximum, on the terms and with the Persons set forth in the Placement.

(iv) The Company and Lead Investor agree that if any Buyer elects to participate in the Placement, the transaction documents related to the Placement shall not include any term or provision that, directly or indirectly, will, or is intended to, exclude Lead Investor from participating in a Placement, including, but not limited to, provisions whereby Lead Investor shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of Lead Investor; provided, however, that in the event any such term or provision is included in such transaction documents, and Lead Investor executes such transaction documents, the execution thereof shall be considered Lead Investor’s prior written consent thereto.

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(v) Notwithstanding anything to the contrary in this Section 4.9 and unless otherwise agreed to by Lead Investor, the Company will either confirm in writing to Lead Investor that the transaction with respect to the Placement has been abandoned or will deliver a notice to Buyer of its intention to issue the securities in the Placement, in either case by the tenth (10th) Business Day following the Notice Deadline. If by such tenth (10th) Business Day following the Notice Deadline, no public disclosure regarding a transaction with respect to the Placement has been made, and no notice regarding such transaction has been received by Lead Investor, such transaction shall be deemed to have been abandoned and Lead Investor shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries.

(vi) Notwithstanding anything contained herein to the contrary, the Lead Investor may exchange any outstanding Notes for the securities issued in the Placement at the subscription price for such securities on a dollar-for-dollar basis.

(vii) In the event that the Company fails to notify Lead Investor of a Placement in accordance with paragraph (b) of this Section 4.9 or otherwise fails to comply with any of the provisions of this Section 4.9, then the Lead Investor shall have the right, by delivering a written notice to the Company, during the thirty (30) day calendar period commencing on the date of the first public announcement of the Placement to, at the Lead Investor’s option, participate in the Placement or subscribe for the securities offered in such Placement in a separate transaction on substantially equivalent terms as that of the Placement.

(viii) The provisions of this Section 4.9 shall not apply to: (i) the issuance of any Excluded Securities and/or (ii) any shares of Common Stock issued and sold pursuant to an ATM Program at prevailing market prices for the shares of Common Stock by a bona fide investment bank.

4.10 Variable Rate Transactions. From the date hereof and for the later of the Commitment Period (as defined below) or so long as any Notes remain outstanding, the Company shall be prohibited from, other than with the Lead Investor or one of its Affiliates, effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of shares of Common Stock, Options or Convertible Securities (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company agrees to or enters into an agreement to (i) issue or sell any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the shares of Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Notwithstanding the foregoing, the term “Variable Rate Transaction” shall not include (i) the offer and sale of shares of Common Stock by the Company pursuant to an ATM Program, and (ii) any Excluded Securities. Lead Investor shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. In addition, the Company and the Lead Investor shall not be prohibited from executing or entering into a Variable Rate Transaction with each other at any time. Notwithstanding the foregoing, the Company may enter into an ATM Program. The Company shall not effect sales under an ATM Program within five (5) Trading Days of any conversion by the Lead Investor. The Company covenants and agrees that it will not enter into any agreement, undertaking or covenant with a third party that prohibits the Company or its Subsidiaries from entering into, effecting or announcing a Variable Rate Transaction or similar transaction with the Lead Investor or its Affiliates at any time. “Commitment Period” means the period from the Closing Date through the date on which all Notes issued hereunder have been repaid or converted in full.

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4.11 Collateral Agent.

(a) Each Buyer hereby (i) appoints Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B, as the collateral agent hereunder and under the other Security Documents (in such capacity, the “Collateral Agent”), and (ii) authorizes the Collateral Agent (and its officers, directors, employees and agents) to take such action on such Buyer’s behalf in accordance with the terms hereof and thereof. The Collateral Agent shall not have, by reason hereof or of any of the other Security Documents, a fiduciary relationship in respect of any Buyer. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection herewith or with any other Security Document except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Collateral Agent and all of its officers, directors, employees and agents (collectively, the “Collateral Agent Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Collateral Agent Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Collateral Agent Indemnitee of the duties and obligations of Collateral Agent pursuant hereto or any of the Security Documents. The Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Holders, and such instructions shall be binding upon all holders of Notes; provided, however, that the Collateral Agent shall not be required to take any action which, in the reasonable opinion of the Collateral Agent, exposes the Collateral Agent to liability or which is contrary to this Agreement or any other Transaction Document or applicable law. The Collateral Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

(b) The Collateral Agent may resign from the performance of all its functions and duties hereunder and under the other Transaction Documents at any time by giving at least ten (10) Business Days’ prior written notice to the Company and each holder of Notes. Such resignation shall take effect upon the acceptance by a successor Collateral Agent of appointment pursuant to clauses (c) and (d) below or as otherwise provided below. If at any time the Collateral Agent does not (together with its affiliates) beneficially own any Notes, the Required Holders may, by written consent, remove the Collateral Agent from all its functions and duties hereunder and under the other Transaction Documents.

(c) Upon any such notice of resignation or removal, the Required Holders shall appoint a successor collateral agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the collateral agent, and the Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. After the Collateral Agent’s resignation or removal hereunder as the collateral agent, the provisions of this Section 4.11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement and the other Transaction Documents.

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(d) If a successor Collateral Agent shall not have been so appointed within ten (10) Business Days of receipt of a written notice of resignation or removal, the Collateral Agent shall then appoint a successor collateral agent who shall serve as the Collateral Agent until such time, if any, as the Required Holders appoint a successor collateral agent as provided above.

(e) In the event that a successor Collateral Agent is appointed pursuant to the provisions of this Section 4.11 that is not a Buyer or an affiliate of any Buyer (or the Required Holders or the Collateral Agent (or its successor), as applicable, notify the Company that they or it wants to appoint such a successor Collateral Agent pursuant to the terms of this Section 4.11), the Company and each Subsidiary thereof covenants and agrees to promptly take all actions reasonably requested by the Required Holders or the Collateral Agent (or its successor), as applicable, from time to time, to secure a successor Collateral Agent satisfactory to the requesting part(y)(ies), in their sole discretion, including, without limitation, by paying all reasonable and customary fees and expenses of such successor Collateral Agent, by having the Company and each Subsidiary thereof agree to indemnify any successor Collateral Agent pursuant to reasonable and customary terms and by each of the Company and each Subsidiary thereof executing a collateral agency agreement or similar agreement and/or any amendment to the Security Documents reasonably requested or required by the successor Collateral Agent.

4.12 Reservation of Shares. The Company shall reserve from its authorized and unissued shares of Common Stock, shares of Common Stock equal to 150% of (a) the Conversion Shares issuable upon conversion of the Notes (assuming for purposes hereof that the Notes are convertible at the Redemption Conversion Price (as defined in the Notes)) as of the date hereof, plus (b) the Warrant Shares issuable upon exercise of the Warrants (the “Required Minimum”).

4.13 Special Meeting of Stockholders. The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Exchange Cap Stockholder Meeting”), which shall be promptly called and held not later than October 6, 2026 (the “Exchange Cap Stockholder Meeting Deadline”), a proxy statement, in a form reasonably acceptable to the Buyers and Haynes and Boone, LLP, at the expense of the Company, with the Company obligated to reimburse the expenses of Haynes and Boone LLP incurred in connection therewith up to a maximum of $5,000, soliciting each such stockholder’s affirmative vote at the Exchange Cap Stockholder Meeting for approval of resolutions (“Exchange Cap Stockholder Resolutions”) providing for the issuance of more than 12,256,260 shares of Common Stock (representing 19.99% of the outstanding shares of Common Stock on the date of the May SPA) (“Exchange Share Cap”) at an issue price below the “minimum price” in payment of interest, amortization, redemption and settlement of conversions of the Notes, the May Securities and exercise of the Warrants, in each case, in accordance with Nasdaq Listing Rule 5635 (the “Exchange Cap Stockholder Approval” and the date the Exchange Cap Stockholder Approval is obtained, the “Exchange Cap Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolutions. The Company shall be obligated to seek to obtain the Exchange Cap Stockholder Approval by the Exchange Cap Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Exchange Cap Stockholder Approval is not obtained on or prior to the Exchange Cap Stockholder Meeting Deadline, the Company shall cause an additional Exchange Cap Stockholder Meeting to be held on or prior to the date that is four months after the Exchange Cap Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Exchange Cap Stockholder Approval is not obtained after such subsequent stockholder meetings, the Company shall cause an additional Exchange Cap Stockholder Meeting to be held semi-annually thereafter until such Exchange Cap Stockholder Approval is obtained.

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4.14 Principal Market Limitation. Notwithstanding anything in this Agreement or the other Transaction Documents to the contrary, prior to the receipt of the Exchange Cap Stockholder Approval, the Company shall not issue any shares of Common Stock pursuant to the Notes, the May Securities or upon exercise of the Warrants if such issuance would cause the aggregate number of shares of Common Stock issued pursuant to the Notes, the May Securities and upon exercise of the Warrants to exceed the Exchange Share Cap.

4.15 Standstill. From the date hereof until the date that is 90 Trading Days after the Registration Statement is declared effective by the Commission (the “Standstill Period”), neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock, Convertible Securities or Options other than Excluded Securities, or (ii) file any registration statement or any amendment or supplement thereto, other than (a) filing a registration statement on Form S-8 in connection with any employee benefit plan, (b) filing post-effective amendment on Form S-3 in connection with the existing shelf registration statement filed by the Company, and (c) the issuance of shares of Common Stock pursuant to an ATM Program established or maintained by the Company with a registered broker-dealer, provided that (i) such sales are made at prevailing market prices, (ii) such sales are conducted in the ordinary course of business and not as part of any negotiated transaction, (iii) no Variable Rate Transaction is effected in connection therewith, (iv) such ATM Program is conducted in compliance with applicable securities laws and the rules of the Trading Market, and (v) prior to the expiration of the Standstill Period, gross proceeds from sales of shares of Common Stock under the ATM Program shall be subject to the following limitations:

(A) gross proceeds from sales of shares of Common Stock under the ATM Program at a price per share at or above $1.50 but less than $2.50 shall not exceed $2,500,000 in the aggregate;

(B) gross proceeds from sales of shares of Common Stock under the ATM Program at a price per share at or above $2.50 but less than $4.00 shall not exceed an additional $2,500,000 in the aggregate (such that aggregate gross proceeds from all sales under the ATM Program at prices at or above $1.50 per share shall not exceed $5,000,000 in the aggregate); and

(C) gross proceeds from sales of shares of Common Stock under the ATM Program at a price per share at or above $4.00 shall not exceed an additional $5,000,000 in the aggregate (such that aggregate gross proceeds from all sales under the ATM Program shall not exceed $10,000,000 in the aggregate).]

4.16 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.17 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Buyer. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Buyer.

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Article V.

MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all reasonable fees and expenses of the Buyers incurred in connection with the transactions contemplated by the Transaction Documents. The Company shall pay all stamp taxes and other similar taxes and duties levied in connection with the delivery of any Securities to the Buyers.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Required Holders or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders. Any Buyer may assign, with written notice to the Company of such assignment, any or all of its rights under this Agreement to any Person to whom such Buyer assigns or transfers any Securities in compliance with the Transaction Documents, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Buyers.”

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5.7 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.7.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Notes.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method of a PDF format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or PDF signature page were an original thereof.

5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and receipt of a customary lost security affidavit and indemnity. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been mutilated, lost, stolen, or destroyed) associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Buyers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents. The Company acknowledges and agrees that its obligation to pay and perform its obligations under Notes in accordance with the terms thereof is absolute and unconditional. Accordingly, in no event shall any determination or allegation that a Buyer is (i) an unregistered securities dealer (within the meaning of the Exchange Act), (ii) acting as an underwriter with respect to the Company’s securities, (iii) engaged in a distribution (within the meaning of Section 2(a)(11) of the Securities Act) of the Company’s shares of Common Stock or (iv) the transactions contemplated by the Transaction Documents or a Buyer’s trading activities violate public policy or any applicable federal or state securities laws, in any case, be a defense to the Company’s obligation to repay any amounts due and payable to a Buyer under the Notes.

5.14 Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

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5.15 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or Proceeding that may be brought by any Buyer in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Buyer with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Buyer to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Buyer’s election.

5.16 Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance or non-performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any Proceeding for such purpose. The Company has elected to provide all Buyers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Buyers.

5.17 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.18 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.19 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward share splits, share dividends, share combinations and other similar transactions of the shares of Common Stock that occur after the date of this Agreement.

5.20 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

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5.21 Termination. This Agreement may be terminated by any Buyer, as to such Buyer’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Buyers, by written notice to the other parties, if the Closing has not been consummated on or before the tenth (10th) Trading Day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.22 Judgment Currency.

(a) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 5.22 referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

(i) the date actual payment of the amount due, in the case of any Proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date: or

(ii) the date on which the foreign court determines, in the case of any Proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 5.22 being hereinafter referred to as the “Judgment Conversion Date”).

(b) If in the case of any Proceeding in the court of any jurisdiction referred to in Section 5.22(a), there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(c) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

5.23 Acknowledgment Regarding Relationship. The parties hereto acknowledge and agree that each party hereto is acting solely in the capacity of an arm’s length contractual counterparty. Each party hereto further acknowledges and agrees that no Buyer is acting as a financial advisor, underwriter, broker, dealer or agent of the Company or any of its Subsidiaries in any respect (whether pursuant to the transactions contemplated hereby or otherwise).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

FingerMotion, Inc.

By:
Name:	Jolie Kahn
Title:	Chief Executive Officer

Address for Notice:

700 S. Rosemary Avenue, Suite 204
West Palm Beach, Florida 33401

E-mail:	jolie.kahn@fingermotion.com

With a copy (which shall not constitute notice) to:

Jolie Kahn, Esq.
700 S. Rosemary Avenue, Suite 204
West Palm Beach, Florida 33401
Jolie.kahn@fingermotion.com

Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Buyer: Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B

Signature of Authorized Signatory of Buyer:________________________

Name of Authorized Signatory: Waqas Khatri

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: wk@ayrtonllc.com

Facsimile Number of Authorized Signatory: N/A

Address for Notice to Buyer:

c/o Ayrton Capital LLC

55 Post Road West, 2nd Floor

Westport CT 06880

Address for Delivery of Securities to Buyer:

c/o Ayrton Capital LLC

55 Post Road West, 2nd Floor

Westport CT 06880

Subscription Amount for the Notes: $4,300,000

Principal Amount of Notes: $5,000,000

Signature Page to Securities Purchase Agreement

EXHIBIT A

FORM OF NOTES

[Attached.]

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

[Attached.]

EXHIBIT C

FORM OF SECURITY DOCUMENT

[Attached.]

EXHIBIT D

FORM OF WARRANT

[Attached.]